U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

____________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 16, 2006

GREATBATCH, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16137	16-1531026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9645 Wehrle Drive, Clarence, New York		14031
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (716) 759-5600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240 14a-12).

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal

                    Officers

On October 16, 2006, Mr. Larry T. DeAngelo, Senior Vice President, Administration and Secretary, submitted his request for approval to retire effective January 31, 2008, under the terms and conditions of the Greatbatch, Inc. Board Guidelines for Treatment of Executive Retirement Equity Compensation.  This request was recommended for approval by the Chief Executive Officer and was approved by the Compensation and Organization Committee and the Company’s Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: October 20, 2006	GREATBATCH, INC. By: /s/ Thomas J. Mazza ____ Senior Vice President and Chief Financial Officer